UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

Total Return Securities Fund
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLP
Park 80 West
250 Pehl Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

1-201-556-0092
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Total Return Securities Fund
Semi-Annual Report
For the six months ended
June 30, 2025

TOTAL RETURN SECURITIES FUND

To the Stockholders of Total Return Securities Fund:

For the 6 months ending June 30, 2025 the market price of Total Return Securities Fund (formerly known as The Swiss Helvetia Fund, Inc.) gained 26.3%. This gain includes two distributions paid during the period; a regular quarterly distribution of $0.1458 per share paid on March 31st and a special distribution of $3.00 per share paid on April 14th. The former was the Fund’s regular quarterly distribution under its now suspended managed distribution policy. The special distribution of $3.00 per share substantially consisted of long-term realized capital gains generated from the sale of most of the Fund’s Swiss investments as part of its change in investment objective approved by stockholders earlier this year. Details on these and other Fund matters can be found on the Fund’s website at www.totalreturnsecuritiesfund.com.

Commencing March 31st, my partner Phil Goldstein and I have been managing the Fund’s portfolio pursuant to an investment advisory agreement with Bulldog Investors, LLP that was approved by stockholders at a special meeting in February. Since that time, a substantial portion of the Fund’s legacy portfolio of Swiss stocks has been sold, and we have been reinvesting those proceeds primarily, but not exclusively, in U.S. domiciled companies with the goal of generating long-term total return. We believe all the investments we make are undervalued and either have the potential for growth or that the perceived discount from intrinsic value is likely to narrow over time. As of the writing of this letter, Total Return held approximately 43% of its assets in cash & cash equivalents compared to 53% at the end of June.

Investments in Swiss Companies

As of June 30th, the Fund held (reduced) stakes in 3 publicly traded Swiss companies whose business prospects we like and that were acquired by the Fund’s former investment advisor: global food and beverage conglomerate Nestle, luxury goods holding company Richemont, and international bakery Aryzta. In each case, our continued investment will be largely a function of their relative valuations compared with other possible investments. We say “largely” because in the case of dividends received from Nestle and Richemont, Switzerland withholds taxes that the Fund must “reclaim” to recover. The reclaim process costs money, is administratively burdensome and takes several years until receipt of reclaim funds. Of course, we also don’t like the “negative float” aspect of the exercise. We will thoughtfully consider our continuing investments in Swiss equity securities in this context.

As of end of June, the Fund continued to hold 2 legacy private Swiss investments, an equity interest in spinal product design and marketing company Spineart SA, and a limited partnership interest in biotechnology investment fund Aravis Biotech II, LP. Neither position is core to our investment strategy but is rather a product of its illiquid status. Over time we expect to redeploy these funds into publicly traded securities that are more consistent with our new investment objectives and strategy.

TOTAL RETURN SECURITIES FUND

Tejon Ranch Co.

The Fund owns shares of Tejon Ranch Co., a California based real estate company whose principal asset is a 270,000-acre ranch about 60 miles north of Los Angeles and 25 miles south of Bakersfield. The company generates substantial and growing income from its Tejon Ranch Commerce Center, a fully operational commercial and industrial real estate development located around Interstate 5, the main north/south highway on the west coast. It also has 3 master planned communities in various stages of entitlement in other areas of the ranch. Because of the capital-intensive nature and absence of current revenue or operating income from these “MPC” assets, we believe Tejon’s shares are undervalued by the stock market.

Last summer, we identified Tejon’s stock as substantially undervalued but likely at a stage where changes could lead to a higher stock price. With an eye towards accelerating the enhancement of shareholder value, Bulldog Investors launched a proxy contest for board seats at Tejon’s annual meeting, resulting in me being elected as a director as of May 19th. Over the past year, Tejon has seen significant changes including a refreshed board of directors and new Chief Executive Officer, Matt Walker, who is focused on streamlining operations, increasing earnings and cash flow, and unlocking the value of its assets. Tejon Ranch Co. is an important core holding for the Fund and while there is a lot of work to do, I am optimistic about the future of this investment.

Alexander’s, Inc.

Total Return also owns shares of Alexander’s, Inc. Alexander’s is a real estate investment trust whose main asset is a Manhattan skyscraper that serves as the world headquarters for financial industry data and media company Bloomberg LP. It also owns a few other significant retail and residential assets in Queens. These real estate assets are from the vestiges of a former retail department store chain and were redeveloped and are managed under the guidance of Alexander’s controlling shareholder, Vornado Realty Trust, led by its Chairman, Steven Roth.

Alexander’s has a dividend yield of about 8%, a large cash position, and vacant commercial space in the Bloomberg building. It also has a large vacant commercial asset in Rego Park, Queens, that we think will either be redeveloped or, more likely, sold soon. Considering the value of the company’s cash and non-revenue producing real estate, the expected return to shareholders is very attractive.

We bought Alexander’s stock because we believed it was undervalued and likely to pursue asset sales and corresponding shareholder liquidity events soon. Even if it isn’t, we like earning a high dividend on this collection of undervalued solid assets managed by savvy old school New York City real estate operators and investors.

TOTAL RETURN SECURITIES FUND

Rights Offering & Tender Offer

In August, the Fund announced its intention to authorize a rights offering for additional shares of the Fund. Also in August, the Fund announced that shortly after the completion of the rights offering, the Fund intends to conduct a tender offer for between 15% and 30% of Total Return’s outstanding shares. Details concerning the rights offering and tender offer can be found on the Fund’s website.

Our goal for Total Return Securities Fund is to maximize total return for our stockholders over the long-term through intelligent stock selection and, when appropriate, by taking an activist approach to enhance the value of our positions.

Andrew Dakos
Chairman

August 27, 2025

This letter is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any of the Fund’s securities in any jurisdiction, nor shall there be any sale, issuance or transfer of its securities in any jurisdiction in contravention of applicable law. No offer of the Fund’s securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. This letter is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Fund’s common stock. No tender offer for the outstanding shares of our common stock has commenced. If any tender offer is commenced, the Fund will file a Tender Offer Statement on Schedule TO with the SEC related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) will contain important information, including the terms and conditions of the tender offer, that should be read carefully before any decision is made with respect to the tender offer. Stockholders will be able to obtain these documents free of charge, when they become available, from the SEC’s website (www.sec.gov) or the Fund’s current website (www.totalreturnsecuritiesfund.com)

TOTAL RETURN SECURITIES FUND

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 6/30/2025

Net asset value returns	1 year	5 years	10 years
Total Return Securities Fund	11.18%	7.67%	6.62%

Market price returns
Total Return Securities Fund	21.21%	10.29%	7.84%

Index returns
S&P 500 Index	15.16%	16.64%	13.65%

Share price as of 6/30/25
Net asset value			$7.13
Market price			$6.34

The Fund’s investment objective and investment adviser have changed (see Notes to financial statements). On March 31, 2025, the Fund began investing using its new investment objective. Therefore, past performance is not relevant to the Fund going forward.

The Fund has discontinued the use of the Swiss Performance Index as the primary index and replaced it with the S&P 500 Index. The Fund believes that use of the S&P 500 Index provides a better comparative benchmark than the Swiss Performance Index because of the Fund’s new investment objective.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

TOTAL RETURN SECURITIES FUND

Schedule of Investments by Industry (Unaudited)	June 30, 2025

	Shares	Value
COMMON STOCKS — 39.2%

Banking — 0.3%
PB Bankshares, Inc. (a)	13,863	$244,959

Financial Services — 3.6%
Cannae Holdings, Inc.	160,000	3,336,000

Food & Beverage — 12.3%
Aryzta AG (a)	25,000	2,539,259
Nestle SA	90,000	8,912,940
		11,452,199

Healthcare — 1.8%
Spineart SA (a)(b)	221,085	1,680,357

Oil, Gas & Consumable Fuels — 1.0%
Texas Pacific Land Corp.	900	950,751

Real Estate Investment Trusts — 5.1%
Alexander's, Inc.	21,041	4,740,958

Real Estate Management & Development — 4.8%
Tejon Ranch Co. (a)	260,000	4,409,600

Retail — 10.3%
Cie Financiere Richemont SA	40,000	7,510,050
Village Super Market, Inc. — Class A	52,742	2,030,567
		9,540,617

TOTAL COMMON STOCKS
(Cost $24,307,223)		36,355,441

CLOSED-END FUNDS — 5.7%
Central and Eastern Europe Fund, Inc.	13,374	207,565
Central Securities Corp.	105,000	5,025,300
TOTAL CLOSED-END FUNDS
(Cost $4,866,696)		5,232,865

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Schedule of Investments by Industry (Unaudited)	June 30, 2025
(continued)

	Units/Shares	Value
MASTER LIMITED PARTNERSHIPS — 0.5%

Biotechnology — 0.5%
Aravis Biotech II, Limited Partnership (a)(b)	3,294,705	$459,810
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $213,885)		459,810

SHORT-TERM INVESTMENTS — 53.0%

Money Market Funds — 53.0%
Fidelity Government Portfolio — Institutional Class, 4.22%(c)(d)	24,570,789	24,570,789
Invesco Treasury Portfolio — Institutional Class, 4.23%(c)(d)	24,548,855	24,548,855
TOTAL SHORT-TERM INVESTMENTS
(Cost $49,119,644)		49,119,644
TOTAL INVESTMENTS — 98.4%
(Cost $78,507,448)		91,167,760
Other Assets in Excess of Liabilities — 1.6%		1,502,558
TOTAL NET ASSETS — 100.0%		$92,670,318

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Board of Directors. These securities represented $2,140,167 or 2.3% of net assets as of June 30, 2025.

(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(d)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

[1]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $2,140,167 or 2.3% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$213,885
Spineart SA – Common Shares	December 22, 2010 – December 20, 2020	1,554,486
		$1,768,370

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Schedule of Investments by Industry (Unaudited)	June 30, 2025
(concluded)

[2]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Value					Change in		Value
	as of	Gross	Gross	Corporate	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/24	Additions	Reductions	Actions	Gain/(Loss)	Gain/(Loss)	Income	6/30/25
Aravis Biotech II,
Limited Partnership	$427,248	$—	$—	$—	$—	$32,562	$—	$459,810
	$427,248	$—	$—	$—	$—	$32,562	$—	$459,810

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2025
Banking	0.30%
Food & Beverage	12.30%
Healthcare	1.80%
Financial Services	3.60%
Oil, Gas & Consumable Fuels	1.00%
Real Estate Management & Development	4.80%
Real Estate Investment Trusts	5.10%
Retail	10.30%
Closed-End Funds	5.70%
Biotechnology	0.50%
Money Market Funds	53.00%
Other Assets Less Liabilities	1.60%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2025
Nestle SA	9.63%
Cie Financiere Richemont SA	8.11%
Central Securities Corp	5.43%
Alexanders Inc	5.12%
Tejon Ranch Co	4.76%
Cannae Holdings Inc	3.60%
ARYZTA AG	2.74%
Village Super Market Inc	2.19%
SPINEART SA	1.81%
Texas Pacific Land Corp	1.03%

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Statement of Assets and Liabilities (Unaudited)	June 30, 2025

Assets:
Investments in unaffiliated issuers, at value (cost $29,144,617)	$41,588,306
Investments in affiliated issuers, at value (cost $213,885)	459,810
Total Investments, at value (cost $29,358,502)	42,048,116
Cash and cash equivalents	49,141,578
Foreign currency (cost $0)	4,932
Tax reclaims receivable	1,699,139
Dividend receivable	17,063
Interest receivable	142,652
Prepaid expenses	149,034
Total assets	93,202,514

Liabilities:
Accrued Fees and Expenses:
Payable for investments purchased	476,866
Investment advisory	6,497
Directors	66,290
Miscellaneous	21,899
Audit	15,054
Officer	11,041
Custody	6,158
Credit facility interest	4,784
Total liabilities	608,589
Net assets	$92,593,925

Composition of Net Assets:
Par value	12,991
Paid-in capital	82,695,148
Total distributable earnings	9,885,786
Net assets	$92,593,925
Net Asset Value Per Share:
($92,593,738 ÷ 12,990,705 shares outstanding,
$0.001 par value: 50 million shares authorized)	$7.13

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2025

Investment Income:
Dividend (less of foreign tax withheld of $180,788)	$1,818,833
Interest income	580,716
Total income	2,399,549
Expenses:
Investment advisory fees (Note 2)	386,879
Directors’	165,058
Officers	67,372
Administration (Note 3)	62,662
Legal (Note 3)	75,381
Printing and shareholder reports	28,690
Audit (Note 3)	15,802
LOC Commitment	23,221
Custody (Note 3)	26,524
Insurance	25,473
Transfer agency (Note 3)	15,551
Miscellaneous	70,640
Total expenses	963,253
Net investment income	1,436,296
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Translations:
Net realized gain (loss) from:
Investments in unaffiliated issuers	39,634,207
Foreign currency transactions	(115,272)
Total net realized gain (loss) from unaffiliated and affiliated
issuers and foreign currency transactions	39,518,935
Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(23,924,214)
Investments in affiliated issuers	32,562
Foreign currency translations	227,856
Total net change in unrealized appreciation (depreciation) from
unaffiliated and affiliated issuers, and foreign currency translations	(23,663,796)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Translations	15,855,139
Net Decrease in Net Assets from Operations	$17,291,435

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Statement of Cash Flows (Unaudited)	For the Six Months Ended June 30, 2025

Cash flows from operating activities:
Net decrease in net assets applicable to common shareholders	$17,291,435
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash
provided by operating activities:
Purchases of investments	(21,660,583)
Proceeds from sales of investments	108,417,687
Increase in tax reclaims receivable	(429,332)
Increase in dividends and interest receivable	(155,181)
Increase in other assets	(131,468)
Increase in payable for investments purchased	476,866
Decrease in payable to Adviser	(63,273)
Decrease in accrued expenses and other liabilities	(98,593)
Net realized gains from investments	(39,617,144)
Net change in unrealized (appreciation) depreciation from investments	23,891,652
Net cash provided by operating activities	87,922,066

Cash flows from financing activities:
Distributions paid to common shareholders	(40,866,160)
Net cash used in financing activities	(40,866,160)
Net change in cash	$47,055,906

Cash:
Beginning of period*	2,090,604
End of period*	$49,146,510

Cash financing activities not included herein consist of interest paid	—

*  Cash included in the Statement of Cash Flows comprise of foreign currency and Money Market Deposit Account.

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2025	Year Ended
	(Unaudited)	December 31, 2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,436,296	$1,317,822
Total net realized gain (loss) from unaffiliated and
affiliated issuers and foreign currency transactions	39,518,935	(2,728,089)
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated issuers,
foreign currency and foreign currency translations	(23,663,796)	(2,330,891)
Net increase (decrease) in net assets from operations	17,291,435	(3,741,158)
Distributions to Stockholders:
From earnings	(40,866,160)	(1,423,836)
From return of capital	—	(5,497,612)
Total distributions to stockholders	(40,866,160)	(6,921,448)
Capital Stock Transactions:
Value of shares repurchased through
stock repurchase program (Note 6)	—	—
Total decrease from capital share transactions	—	—
Total increase (decrease) in net assets	(23,574,725)	(10,662,606)
Net Assets:
Beginning of period	116,168,650	126,831,256
End of period	$92,593,925	$116,168,650

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Financial Highlights

	For the Six
	Months Ended
	June 30, 2025	For the Years Ended December 31,
	(Unaudited)	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at the
beginning of period/year	$8.94	$9.76	$8.80	$11.50	$10.45	$9.71
Income from Investment Operations:
Net investment income[1]	0.11	0.10	0.07	0.07	0.05	0.05
Net realized and unrealized
gain (loss) on investments[2]	(1.39)	(0.39)	1.36	(2.15)	1.58	1.24
Total from investment activities	(1.28)	(0.29)	1.43	(2.08)	1.63	1.29
Anti-dilutive effect of common
share repurchase program	—	—	0.03	— [4]	—	0.01
Less Distributions:
Net investment income	(0.11)	(0.11)	(0.17)	(0.06)	(0.06)	(0.08)
Net realized gains	—	—	(0.28)	(0.16)	(0.09)	—
Return of Capital	(0.42)	(0.42)	(0.05)	(0.40)	(0.43)	(0.48)
Total distributions	(0.53)	(0.53)	(0.50)	(0.62)	(0.58)	(0.56)
Net asset value at end of period/year	$7.13	$8.94	$9.76	$8.80	$11.50	$10.45
Market value per share at the
end of period/year	$6.34	$7.49	$8.20	$7.56	$9.94	$8.94
Total Investment Returns:[3,5]
Based on market value per share	26.34%	-2.49%	15.48%	-17.62%	18.25%	14.18%
Based on net asset value per share	15.78%	-3.20%	16.92%	-17.97%	16.09%	14.29%
Ratios to Average Net Assets:[6]
Net expenses	1.74%	1.61%	1.66%[7]	1.68%[7]	1.40%	1.80%
Gross expenses	1.74%	1.61%	1.66%[7]	1.68%[7]	1.40%	1.80%
Net investment income	2.60%	1.05%	0.73%	0.74%	0.48%	0.48%
Supplemental Data and Ratios
Net assets at end of period/year (000’s)	$92,594	$116,169	$126,831	$116,174	$151,912	$138,040
Average net assets during the year (000’s)	$111,453	$125,526	$123,139	$123,684	$144,019	$125,666
Portfolio turnover rate	50%	9%	14%	15%	11%	12%
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gains and losses.
[3]
Total investment return based on market value differs from total investments return based on net asset value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

[4]	Less than 0.5 cents per share.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	If interest expense and commitment fees had been excluded, the expense ratios would have been lower by 0.05% for the years ended December 31, 2022 and December 31, 2023.

See Notes to Financial Statements.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization
Total Return Securities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The Fund’s investment objective is long-term total return. The Fund invests primarily by purchasing U.S. securities or other assets that, in the opinion of the Fund’s investment adviser, are undervalued at the time of purchase and (1) have the potential for growth and/or (2) where the perceived discount from their intrinsic value is likely to narrow over time.

B. Securities Valuation
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market. Current transactions in similar securities in the marketplace are evaluated. Factors for other securities may include, but are not limited to, the type and cost of the

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price. Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$34,675,084	$—	$1,680,357	$36,355,441
Closed-End Funds	5,232,864	—	—	5,232,864
Master Limited Partnerships	—	—	459,810	459,810
Money Market Funds	49,119,644	—	—	49,119,644
Total Investments	$89,027,593	$—	$2,140,167	$91,167,760

Refer to the Schedule of Investments for further disaggregation of investment categories.

*	Please see the Schedule of Investments for industry classifications.
**
As of June 30, 2025, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

In accordance with procedures established by the Fund’s Board of Directors, the Investment Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Investment Adviser determines that such value does not represent fair value.

The Investment Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s net asset value. If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s). The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting. At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed. The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

Inputs and valuation techniques used by the Investment Adviser to value the Fund’s Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Value at
	June 30, 2025	Valuation Technique	Unobservable Inputs	Range[1]
Healthcare-Products
Spineart SA—Common Shares	$1,680,357	Market approach	Based on listed trading
			multiples, cross checked to
			secondary share purchase
			with additional discount
			for lack of marketability	15-25%
Total	$1,680,357

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2024	$1,400,307	$—	$1,400,307
Change in Unrealized Appreciation/Depreciation	280,050	—	280,050
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—
Balance as of June 30, 2025	$1,680,357	$—	$1,680,357
Change in unrealized appreciation (depreciation) during the period
for Level 3 investments held at June 30, 2025	280,050	—	280,050

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

C. Derivative Instruments
GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund did not hold any derivative instruments during the six months ended June 30, 2025.

D. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

E. Distributions
The Fund makes distributions at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On March 31, 2025, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid a quarterly distribution of $0.1458 per share of the Fund’s common stock to all stockholders of record as of March 18, 2025, respectively. On February 21, 2025, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy, effective March 31, 2025. On April 14, 2025, the Fund paid a one-time special distribution of $3.00 per share of the Fund’s common stock to all stockholders of record as of April 4, 2025.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

F. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. Prior to March 31, 2025, the Fund held investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. Prior to March 31, 2025, the Fund’s assets were invested primarily in Swiss equities. In addition, prior to such date, the Fund could make temporary investment in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund under the Fund’s previous investment policy was in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

H. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Concentration of Market Risk
Prior to March 31, 2025, the Fund primarily invested in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Bulldog Investors, LLP serves as the Fund’s Investment Adviser. The Fund pays Bulldog Investors an annual advisory fee of 1.00% of the Fund’s average month end total assets. Bulldog Investors waives its fee in the amount of all officer and director fees paid to officers and directors affiliated with Bulldog Investors (other than the Fund’s Chief Compliance Officer).

The Fund pays each Director $42,000 annually in compensation, except for the Chairs of the Audit, the Valuation and the Governance and Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Note 3—Other Service Providers
Equiniti Trust Company, LLC is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provides administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Period Ended June 30, 2025		For the Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Repurchased through Stock Repurchase Program (Note 6)	—	—	—	—
Repurchased from Tender Offer	—	—	—	—
Net Increase/(Decrease)	—	$—	—	$—

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2024 and 2023 were as follows:

	2024	2023
Ordinary Income	$1,423,836	$2,489,577
Return of Capital	5,497,612	691,968
Long-Term Capital Gains	—	3,306,885
Total	$6,921,448	$6,488,430

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2024.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2024, the Fund had $1,301,006 in long term capital gain carryover.

At December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$78,268,859
Unrealized appreciation	42,630,452
Unrealized depreciation	(7,819,583)
Net unrealized appreciation	34,810,869
Net unrealized on foreign currency	(49,352)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(1,301,006)
Total distributable earnings	$33,460,511

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales, investments in partnerships and PFICs.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (continued)

The following summarizes all distributions declared by the Fund during the year ended December 31, 2024:

Record Date	Payable Date	Ordinary Income	Return of Capital	ST Cap Gains	LT Cap Gains	Total Distribution
3/19/24	3/28/24	$0.02653705	$0.10246295	$—	$—	$0.12900
6/18/24	6/28/24	0.02653705	0.10246295	—	—	0.12900
9/19/24	9/30/24	0.02653705	0.10246295	—	—	0.12900
12/17/24	12/31/24	0.02999304	0.11580696	—	—	0.14580
		$0.10960421	$0.42319579	$—	$—	$0.53280

There were no reclassifications made between total distributable earnings and paid-in capital.

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock. During the year ended December 31, 2020, the Fund repurchased 54,857 shares of its capital stock in the open market at a cost of $449,102. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.33%.

On December 12, 2020, the Board approved the Fund’s stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the plan during the year ended December 31, 2021.

On December 10, 2021, the Board approved the Fund’s stock repurchase program for 2022 of up to 250,000 shares of common stock. During the year ended December 31, 2022, the Fund repurchased 16,504 shares of its capital stock in the open market at a cost of $120,928. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.09%.

On December 15, 2022, the Board approved the Fund’s stock repurchase program for 2023 of up to 250,000 shares of common stock. During the year ended December 31, 2023, the Fund repurchased 205,045 shares of its capital stock in the open market at a cost of $1,687,724. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.32%.

On December 8, 2023, the Board approved the Fund’s stock repurchase program for 2024 of up to 250,000 shares of common stock. During the year ended December 31, 2024, the Fund did not repurchase shares of its capital stock. During the six months ended June 30, 2025, the Fund did not repurchase shares of its capital stock.

TOTAL RETURN SECURITIES FUND

Notes to Financial Statements (Unaudited) (concluded)

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock below NAV.

Note 7—Capital Commitments
As of June 30, 2025, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$ —	$ —

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of June 30, 2025. The Swiss franc/U.S. dollar exchange rate as of June 30, 2025 was used for conversion and equaled 0.9063 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2025 were $21,660,583 and $108,417,687, respectively.

Note 9—Credit Facility
The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022 and amended March 29, 2023 and March 27, 2024, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. For the period January 1, 2023 through March 28, 2023, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. For the period March 29, 2023 through December 31, 2024, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.00%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.350% of the unused amount of the credit facility if the used amount of the credit facility is less than 50% of the credit facility or (ii) 0.200% of the unused amount of the credit facility if the used amount of the credit facility is 50% or more of the credit facility. The credit facility was terminated on March 26, 2025.

Note 10—Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation,  no adjustments or additional disclosures were deemed to be required to the financial statements as of June 30, 2025.

TOTAL RETURN SECURITIES FUND

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 937-5449 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 937-5449 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and employees of the Advisor.

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.  The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2024, were $0.26 and $0.01 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Source Income Per Share	Pass-through Per Share	at 12/31/24
3,424,867	468,216	0.26363981	0.00901060	12,990,705

TOTAL RETURN SECURITIES FUND

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of June 30, 2025.

Number of
Portfolios in
	Position(s)		Fund Complex	Other Directorships
Name,	with Fund	Principal Occupation(s)	Overseen	held by Director During
Address[1] & Age	(Since)	During the Last Five Years	by Trustee**	At Least The Past Five Years
Interested Directors
Class II
Andrew Dakos*	Director (2017)	Partner, Bulldog Investors, LLP;	3	President and Director of
	and	Partner, Ryan Heritage, LLP;		Special Opportunities Fund,
Age: 59	Chairman (2018)	Principal of the former general		Inc. since 2009; Trustee,
		partner of several private		Crossroads Liquidating Trust
		investment partnerships in the		(formerly, Crossroads Capital,
		Bulldog Investors group of		Inc.) from 2015-2020;
		private funds; Principal of the		President and Trustee of
		managing general partner		High Income Securities
		of Bulldog Investors		Fund since 2018; Director,
		General Partnership		Brookfield DTLA Fund Office
Trust Investor Inc. since 2017,
BNY Mellon Municipal Income,
Inc. from 2024-2025, and
Tejon Ranch Co. since 2025
Class III
Phillip F. Goldstein*	Director (2018);	Partner of Bulldog Investors,	3	Chairman and Director of
	Member and	LLP since 2009; Partner of		The Mexico Equity and Income
Age: 80	Chair of the	Ryan Heritage, LLP; Principal		Fund, Inc. since 2000;
	Governance/	of the former general partner		Chairman, Director and
	Nominating	of several private investment		Secretary of Special
	Committee (2018)	partnerships in the Bulldog		Opportunities Fund, Inc.
		Investors group of private		since 2009; Chairman, Trustee
		funds since 2009; Principal of		and Secretary of High Income
		the managing general partner		Securities Fund since 2018;
		of Bulldog Investors		Director of Brookfield DTLA
		General Partnership		Fund Office Trust Investor Inc.
since 2017 and BNY Mellon
Municipal Income, Inc. from
2024-2025; MVC Capital, Inc.
from 2012-2020; Trustee of
Crossroads Liquidating Trust
(formerly, Crossroads
Capital, Inc.) from 2016-2020

TOTAL RETURN SECURITIES FUND

Certain Information Concerning Directors (Unaudited) (concluded)

Number of
Portfolios in
	Position(s)		Fund Complex	Other Directorships
Name,	with Fund	Principal Occupation(s)	Overseen	held by Director During
Address[1] & Age	(Since)	During the Last Five Years	by Trustee**	At Least The Past Five Years
Independent Directors
Class I
Richard Dayan	Director (2018);	President and owner of	1	Trustee of High Income
	Member of	Cactus Trading since 1990		Securities Fund since 2018
Age: 81	the Audit
Committee (2018);
Member of the
Governance/
Nominating
Committee (2018)
Moritz Sell	Director (2017);	Principal, Edison Holdings	2	Trustee of High Income
	Member and Chair	GmbH; Senior Advisor,		Securities Fund since 2018;
Age: 57	of the Audit	Markston International LLC		Director of DMF (BNY Mellon
	Committee (2017);	until 2019; Director, Market		Municipal Income, Inc.) from
	Lead Independent	Strategist and Head of		2024-2025, FAX (Aberdeen Asia
	Director (2018)	Proprietary Trading (London		Pacific Income Fund) and FCO
		Branch), Landesbank Berlin AG		(Aberdeen Australia Equity
		and Landesbank Berlin		Fund) since 2004; Director
		Holding AG (formerly,		of Aberdeen Greater China
		Bankgesellschaft Berlin AG)		Fund until 2018; Chairman
		from 1996 to 2013		and Director of Aberdeen
Singapore Fund until 2018
Class III
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	3	Director of Mexico Equity
	Member of the	The Mexico Equity and		and Income Fund, Inc. since
Age: 87	Audit Committee	Income Fund, Inc. from 2001		2001; Special Opportunities
	(2018); Member	through March 31, 2020 and		Fund, Inc. since 2009; Fiera
	and Chair	Special Opportunities Fund,		Capital Series Trust from
	of the Valuation	Inc. from 2009 through		2017-2023; Trustee of High
	Committee (2025)	March 31, 2020; Managing		Income Securities Fund since
		Director of Hellerman		2018; MVC Capital, Inc.
		Associates (a financial		from 2003-2020; Trustee
		and corporate consulting		of Crossroads Liquidating
		firm) since 1993 (which		Trust (formerly, Crossroads
		terminated activities as of		Capital, Inc.) from 2017-2020
December 31, 2013)

TOTAL RETURN SECURITIES FUND

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of June 30, 2025.

Officers[2]
Name,	Position(s)	Term of Office and	Principal Occupation(s)
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years
Andrew Dakos*	President and	President and Chief	Partner, Bulldog Investors, LLP;
	Chief Executive	Executive Officer since 2019;	Partner, Ryan Heritage, LLP;
Age: 59	Officer; Director	Chairman since 2018;	Principal of the former general
	and Chairman.	Director since 2017	partner of several private
investment partnerships in the
Bulldog Investors group of private
funds; Principal of the managing
general partner of Bulldog
Investors General Partnership
Thomas Antonucci*	Chief Financial	Since 2019	Director of Operations,
	Officer		Bulldog Investors, LLP;
Age: 56			Chief Financial Officer
and Treasurer of Special
Opportunities Fund; Treasurer
of High Income Securities Fund
Stephanie Darling*	Chief Compliance	Since 2019	General Counsel and Chief
	Officer		Compliance Officer of Bulldog
Age: 55			Investors, LLP; Chief Compliance
Officer of Ryan Heritage, LLP,
High Income Securities
Fund, Special Opportunities Fund,
Inc., and Mexico Equity and
Income Fund, Inc.; Principal of The
Law Office of Stephanie Darling;
Editor-in-Chief of The
Investment Lawyer
Rajeev Das*	Secretary	Since 2019	Head of Trading, Bulldog
Investors, LLP
Age: 56

[1]	The address for each Director and Executive Officer is c/o Total Return Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.
*
Messrs. Dakos, Goldstein, Antonucci, Das and Ms. Darling are considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser and positions as officers of the Fund.

**	The Fund Complex is comprised of the Fund, Special Opportunities Fund, Inc., and High Income Securities Fund.

TOTAL RETURN SECURITIES FUND

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of Total Return Securities Fund (the “Fund”), unless a holder (each, a “Stockholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Stockholder’s Common Shares will be automatically reinvested by Equiniti Trust Company, LLC, as agent for Stockholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Stockholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Equiniti Trust Company, LLC, as the Dividend Disbursing Agent. Stockholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: Equiniti Trust Company, LLC, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to Total Return Securities Fund on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

TOTAL RETURN SECURITIES FUND

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Stockholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Stockholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis

TOTAL RETURN SECURITIES FUND

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

of the number of Common Shares certified from time to time by the record Stockholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Stockholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Stockholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Stockholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

TOTAL RETURN SECURITIES FUND

Privacy Policy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects
The Fund collects the following nonpublic personal information about you:

1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2. Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses
The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security
The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and Chief Executive Officer	Director
Richard Dayan[1,5]	Thomas Antonucci
Director	Chief Financial Officer
Phillip Goldstein[2]	Stephanie Darling
Director	Chief Compliance Officer
Moritz Sell[3,6]	Rajeev Das
Director	Secretary
[1]	Audit Committee Member
[2]	Governance and Nominating Committee Chair
[3]	Audit Committee Chair
[4]	Valuation Committee Chair
[5]	Governance and Nominating Committee Member
[6]	Lead Independent Director

Investment Adviser
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Executive Offices
Total Return Securities Fund
615 East Michigan Street
Milwaukee, WI 53202
(212) 641-3800

Website Address
www.totalreturnsecuritiesfund.com

(b)	Not applicable.

Item 2. Code of Ethics.

 Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/25-01/31/25	N/A	N/A	N/A	N/A
Month #2 02/01/25-02/28/25	N/A	N/A	N/A	N/A
Month #3 03/01/25-03/31/25	N/A	N/A	N/A	N/A
Month #4 04/01/25-04/30/25	N/A	N/A	N/A	N/A
Month #5 05/01/25-05/31/25	N/A	N/A	N/A	N/A
Month #6 06/01/25-06/30/25	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)
Change in the registrant’s independent public accountant.  Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended June 30, 2025 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Total Return Securities Fund

By (Signature and Title)          /s/Andrew Dakos
Andrew Dakos, Principal Executive Officer

Date    September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Andrew Dakos
Andrew Dakos, Principal Executive Officer

Date    September 5, 2025

By (Signature and Title)          /s/Thomas Antonucci
Thomas Antonucci, Principal Financial Officer

Date    September 5, 2025

* Print the name and title of each signing officer under his or her signature.